Exhibit 99.4

Storehouse, Inc.

Case No. 06-11144

Income Statement [a]

11/1 - 11/30
Net Sales	$11,987,851
Cost of Goods Sold	10,668,797

Gross Margin	1,319,054

Net Sales - Consignment	29,752
Cost of Goods Sold - Consignment	—

Gross Margin - Consignment	29,752

Gross Sales	12,017,603
Total Cost of Goods Sold	10,668,797

Gross Margin	1,348,806

Assembly Income	—
Delivery Income	3,853

Other Sales Income	3,853

Inventory Shrinkage	(449)
Inventory Mos/Lifo	(109)

Total Inventory Adjustments	(558)

Net Sales	12,021,455
Cost of Goods Sold	10,668,238

Maintained Margin	1,353,217

Operating Expenses

Salaries & Wages
Selling Wages	366,963
Bonus	196,858
Commissions	726,136
Club Level Commissions	—
Non-Selling Wages-Salary	159,076
Non-Selling Wages-Hourly	246,964
Wages-Overtime	23,917
Casual Labor	468
Non-Selling Wages-Delivery	16,161
Delivery Drivers Reclass	—
Hudson Agency Agreement - Payroll [b]	(1,642,713)
Payroll Taxes	136,403
Fringe Benefits	197,172
401K Emp Contribution	4,774
Workers Comp Insurance	27,234

Total	459,412

Advertising
Advertising	19,066
Production Fund	—
Merch Advert Allowances	—
Display	—
Signage & Sales Tools	—
Charitable Contributions	—

Total	19,066

Storehouse, Inc.

Case No. 06-11144

Income Statement [a]

11/1 - 11/30
Occupancy
Rent	1,293,443
Rent - Ll Ti	—
Rent - Construct Period	—
Utilities	143,071
Depreciation/Amortization	—
Depreciation Exp-Ll Ti Gross Up	—
Taxes & Licenses	142,991
Personal Property Taxes	—
Business Insurance	9,236
Other Facilities Costs	—
Hudson Agency Agreement - Rent [b]	(1,322,000)

Total	266,740

All Other Expenses
Operating Supplies	5,294
Telephone-Local & Ld	35,613
Telephone-Wireless	(1,503)
Postage	1,958
Office Services	9,687
HSBC Finance Charges	—
Credit Card Fees	—
Bank Charges	110
Bad Debt	—
Check Guarantee Service	(89)
Cash Variance	(33)
Travel	2,594
Meals & Entertainment	125
Maintenance-Facilities	19,748
Maintenance-Non-Facilities	24,399
Other Repairs	—
Merchandise Repairs	1,956
Vendor Chargebacks	—
Employment & Training	(5)
Dues & Subscriptions	—
Classified Ads	—
Customer Accommodations	—
Preopening Expense	—
Professional Services	10,286
Rentals	1,312
Miscellaneous	0
Agency Agreement - Settlement [b]	(191,992)

Total	(80,540)

Delivery
Delivery Services	357
SPW Shipments	30,191
Auto & Truck	—
Backhauls	—
Per Diem-Long-Hauls	(412)
Trailer Leases	—
Power Unit Leases	—
Mileage Charges - Fleet	—
Truck & Trailer Rental-St	4,298
Fuel - Fleet	(50)

Storehouse, Inc.

Case No. 06-11144

Income Statement [a]

11/1 - 11/30
Repairs & Maint-Fleet	3,661
Delivery Allocation	—

Total	38,045

Warehouse	—

Corporate Expenses
Data Communications	18,868
Payroll Processing	15,396
Rowe Management Fee	—
Discounts Taken	—
Commission On Sales Tax	(6,348)
Corporate Allocation	—

Total	27,917

Total Operating Expenses	730,639

Profit From Operations	622,578

Royalties	—
Gain/Loss On Fixed Assets	2,350
Interest-Rowe Acquisition	(65,148)
Other Income (Expense)	(7,767)
Royalty Charge - Rowe	(104)
Bankruptcy Reserve	—
Gain/(Loss) due to Liquidation	(1,015,365)

Total Other Income/(Exp)	(1,086,034)

Pre Tax Income	(463,456)

Provision For Income Taxes	—

Net Income	$(463,456)

[a]	Storehouse maintains its books and records and reports its results externally in accordance with G.A.A.P, on an accrual basis.
[b]	Per the Agency Agreement, Hudson Capital Partners reimburses Storehouse for select payroll, occupancy, delivery and other defined expenses incurred by stores conducting GOB sales. These amounts represent cash reimbursements received from Hudson prior to the date of this report.

Storehouse, Inc.

Case No. 06-11144

Balance Sheet

	09/18/06	09/30/06	10/31/06	11/30/06
Assets
Cash	971,266	542,233	3,459,031	(321,592)
Petty Cash	26,499	10,058	8,248	—
Paymentech Reserves	3,830,754	3,830,754	3,830,754	3,830,754
Due to/from Hudson			5,203,528	2,241,150
A/R Trade	573,247	561,019	170,361	129,687
A/R Other	652,682	655,848	614,312	365,791
Inventory	23,573,904	21,018,120	—	—
Inventory-Merch In transit	1,398,732	1,398,557	1,063,285	—
LIFO Reserve	(1,966,127)	(1,980,127)	—	—
Prepaid	1,759,287	1,113,242	321,351	167,086

Total Current Assets	30,820,243	27,149,704	14,670,869	6,412,876

Display	—	—	—	—
Furniture & Fixtures	3,713,120	3,713,120	—	—
Machinery & Equipment	197,849	197,849	—	—
Auto & Trucks	11,885	11,885	—	—
Leasehold Improvements	14,167,001	14,167,001	—	—
EDP Equipment	3,007,994	3,007,994	—	—
Computer Conversion Costs	729,395	729,395	—	—
Computer	110,888	110,888	—	—
Ll TI Gross Up	11,310,832	11,310,832	—	—

Total Fixed Assets	33,248,964	33,248,964	—	—

Accumulated Depreciation	(17,719,374)	(17,826,315)	—	—

Net Fixed Assets	15,529,590	15,422,649	—	—

Deferred Tax Asset	—	—	—	—
Other Assets	659,175	662,962	760,083	743,013

Fair Market Value Leases	834,493	834,493	—	—
Amortization Of Leases	(834,493)	(834,493)	—	—
Goodwill	—	—	—	—
Amortization Of Goodwill	—	—	—	—

Net Intangible Assets	—	—	—	—

Total Assets	47,009,008	43,235,315	15,430,953	7,155,889

Liabilities & Owners Equity

Liabilities Not Subject to Compromise
Current Portion Ltd	—	—	—	—
Accounts Payable Trade	—	(1,292,857)	(427,769)	(389,825)
I/C MIT-Rowe	—	—	—	—
I/C MIT-Wexford	—	—	—	—
I/C MIT-Mitchell Gold	—	—	—	—
Accounts Payable Other	—	(27,528)	—	—
Customer Deposits - Hudson	—	—	(2,127,614)	(15,782)
Accrued Liabilities	(10,549,862)	(12,099,389)	(3,051,712)	(2,547,815)
Intercompany Cash Payable	—	—	—	—
Intercompany Liability	—	(301,922)	12,218,513	13,800,315

Storehouse, Inc.

Case No. 06-11144

Balance Sheet

	09/18/06	09/30/06	10/31/06	11/30/06
Inter Co Payable Rowe	—	—	—	—
Inter Co Payable Wexford	—	—	—	—
Interco Payable Mitchell	—	—	—	—
Rowe Royalty Payable	—	(50,588)	(68,136)	(68,136)
Federal Tax Payable	—	—	—	—
State Tax Payable	—	—	—	—

Total Liabilities Not Subject to Compromise	(10,549,862)	(13,772,285)	6,543,282	10,778,757

Liabilities Subject to Compromise	(76,011,587)	(68,402,285)	(65,121,820)	(64,746,648)

Reserve for Liquidation (Sale of Merch)	—	—	—	—

Total Current Liabilities	(86,561,449)	(82,174,570)	(58,578,538)	(53,967,891)

Retained Earnings	22,627,549	35,671,335	35,621,905	35,631,124
Deferred Tax Liability	—	—	—
Long Term Debt	—	—	—
Current Earnings	13,043,785	(613,186)	3,644,575	7,299,772
Paid In Capital	3,931,106	3,931,106	3,931,106	3,931,106
Common Stock	(50,000)	(50,000)	(50,000)	(50,000)

Total Liabilities And Owner’s Equity	$(47,009,008)	$(43,235,315)	$(15,430,953)	$(7,155,889)